EXHIBIT 32.1
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     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------


The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of Cumberland Technologies, Inc. for the period ended September 30, 2003 as filed November 14, 2003 with the Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Cumberland Technologies, Inc.




Dated:  November 14, 2003            By:  /s/ Joseph M. Williams
                                     -------------------------------------------
                                     Joseph M. Williams, President and Treasurer
                                     of Cumberland Technologies, Inc.